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                                                              EXHIBIT 99.(z)(1)
Item 27(a)
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          Van Kampen U.S. Government Trust
               Van Kampen U.S. Mortgage Fund
          Van Kampen Tax Free Trust
               Van Kampen Insured Tax Free Income Fund
               Van Kampen Strategic Municipal Income Fund
               Van Kampen California Insured Tax Free Fund
               Van Kampen Municipal Income Fund
               Van Kampen Intermediate Term Municipal Income Fund
               Van Kampen New York Tax Free Income Fund
          Van Kampen Trust
               Van Kampen Core Plus Fixed Income Fund*
               Van Kampen Managed Short Term Income Fund*
          Van Kampen Equity Trust
               Van Kampen Agressive Growth Fund
               Van Kampen Asset Allocation Conservative Fund
               Van Kampen Asset Allocation Moderate Fund
               Van Kampen Asset Allocation Growth Fund
               Van Kampen Leaders Fund
               Van Kampen Mid Cap Growth Fund
               Van Kampen Select Growth Fund
               Van Kampen Small Company Growth Fund*
               Van Kampen Small Cap Growth Fund
               Van Kampen Small Cap Value Fund
               Van Kampen Utility Fund
               Van Kampen Value Opportunities Fund
          Van Kampen Equity Trust II
               Van Kampen American Franchise Fund
               Van Kampen International Advantage Fund
               Van Kampen International Growth Fund
               Van Kampen Equity Premium Income Fund
               Van Kampen Technology Fund
          Van Kampen Pennsylvania Tax Free Income Fund
          Van Kampen Tax Free Money Fund
          Van Kampen Senior Loan Fund
          Van Kampen Comstock Fund
          Van Kampen Corporate Bond Fund
          Van Kampen Strategic Growth Fund
          Van Kampen Enterprise Fund
          Van Kampen Equity and Income Fund
          Van Kampen Exchange Fund
          Van Kampen Limited Duration Fund
          Van Kampen Government Securities Fund
          Van Kampen Growth and Income Fund
          Van Kampen Harbor Fund
          Van Kampen High Yield Fund
          Van Kampen Life Investment Trust on behalf of its series
               Aggressive Growth Portfolio
               Comstock Portfolio
               Strategic Growth Portfolio
               Enterprise Portfolio
               Government Portfolio
               Growth and Income Portfolio
               Money Market Portfolio
          Van Kampen Pace Fund
          Van Kampen Real Estate Securities Fund
          Van Kampen Reserve Fund
          Van Kampen Tax Exempt Trust
               Van Kampen High Yield Municipal Fund

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          Van Kampen Series Fund, Inc.
               Van Kampen American Value Fund
               Van Kampen Emerging Markets Debt Fund*
               Van Kampen Emerging Markets Fund
               Van Kampen Equity Growth Fund
               Van Kampen Global Equity Allocation Fund
               Van Kampen Global Value Equity Fund
               Van Kampen Growth and Income Fund II*
               Van Kampen Japanese Equity Fund*
               Van Kampen Global Franchise Fund

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*Funds that have not commenced investment operations.

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Van Kampen Unit Trusts Series and Van Kampen Unit Trusts. Taxable Income
Series (and Subsequent Trusts and Similar Series of Trusts)

Van Kampen Unit Trusts. Municipal Series (and Subsequent Trusts and Similar Series of Trusts)

Investors' Quality Tax-Exempt Trust Series 1 and Subsequent Series

Tax-Exempt Trust For Various State Residents